EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www._______.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-______ Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE AT THE TELEPHONIC MEETING on [ ], 2023 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

NATIXIS FUNDS TRUST II
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2023

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Susan McWhan Tobin, Natalie Wagner and Matthew Block and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AlphaSimplex Global Alternatives Fund (the “Fund”), a series of Natixis Funds Trust II (the “Selling Trust”), which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held at the offices of the Selling Trust at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199, on [ ], 2023 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Natixis Advisors, LLC, 888 Boylston Street, Suite 800, Boston, MA 02199 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www._______.com
VOTE VIA THE TELEPHONE: 1-800-_______

[XXX XXXXX XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to be held on [ ], 2023.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www._______.com/________

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal	THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
1. To approve the Agreement and Plan of Reorganization by and among Natixis Funds Trust II, on behalf of AlphaSimplex Global Alternatives Fund, Virtus Alternative Solutions Trust, on behalf of Virtus AlphaSimplex Global Alternatives Fund, Virtus Partners, Inc. and Natixis ASG Holdings, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐
B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	xxxxxxxxxxxxx xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www._______.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-______ Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE AT THE TELEPHONIC MEETING on [ ], 2023 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

NATIXIS FUNDS TRUST II
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2023

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Susan McWhan Tobin, Natalie Wagner and Matthew Block and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of AlphaSimplex Managed Futures Strategy Fund (the “Fund”), a series of Natixis Funds Trust II (the “Selling Trust”), which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held at the offices of the Selling Trust at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199, on [ ], 2023 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Natixis Advisors, LLC, 888 Boylston Street, Suite 800, Boston, MA 02199 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www._______.com

VOTE VIA THE TELEPHONE: 1-800-_______

[XXX XXXXX XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to be held on [ ], 2023.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www._______.com/________

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal	THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
1. To approve the Agreement and Plan of Reorganization by and among Natixis Funds Trust II, on behalf of AlphaSimplex Managed Futures Strategy Fund, Virtus Alternative Solutions Trust, on behalf of Virtus AlphaSimplex Managed Futures Strategy Fund, Virtus Partners, Inc. and Natixis ASG Holdings, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐
B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /
Scanner bar code
xxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxx